SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2014

Avalanche International Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV 89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 863-9490

________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

On December 18, 2014, our subsidiary Smith and Ramsay Brands, LLC received notice from Smart Evolution Trading S.R.L. (“Smart”) that our Distribution Agreement with Smart (the “Agreement”) dated November 7, 2014 had been terminated by Smart due to our failure to meet certain terms as specified in the Agreement.

Following the termination, SET confirmed in writing that Smith and Ramsay Brands, LLC may continue to distribute Smart’s products as a standard, non-exclusive distributor and will support our efforts to their fullest abilities. We have confirmed we are continuing to distribute their product lines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avalanche International Corp.

/s/ Phil Mansour

Phil Mansour

President and Chief Executive Officer

Date: January 2, 2015

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